UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

PHP VENTURES ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PHP VENTURES ACQUISITION CORP.

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

(917) 764-4996

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 14, 2026

TO THE STOCKHOLDERS OF PHP VENTURES ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting,” of stockholders of PHP Ventures Acquisition Corp., which we refer to as “we,” “us,” “our,” “PHP” or the “Company,” to be held at 9:00 a.m. Eastern Time on January 14, 2026.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/phpventuresacquisition/2026. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement,” is dated December 31, 2025, and is first being mailed to stockholders of the Company on or about January 2, 2026. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable Class A common stock included as part of the units sold in the Company’s initial public offering effective August 16, 2021, which we refer to as the “IPO,” from August 16, 2025 (the “Termination Date”) to December 31, 2026 in a series of up to sixteen (16) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Global Link Investment LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with;
●	a proposal to amend Company’s Investment Management Trust Agreement, dated as of August 16, 2021 and as amended (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to sixteen (16) one-month extensions until December 31, 2026, such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal. Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”, the transactions contemplated therein, the “Business Combination”), dated December 8, 2022, by and among the Company, Modulex Modular Buildings Plc, a company registered in England and Wales with company number 07291662 (“Modulex”), and Modulex Merger Sub, a to-be-formed Cayman Islands exempted company and wholly owned subsidiary of Modulex (“Merger Sub”). Merger Sub was formed prior to consummation of the Business Combination Agreement and became a party to the Business Combination Agreement by joinder at the time of its formation. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 8, 2022.

Our original deadline to complete an initial business combination was August 16, 2022. originally stated that we had until August 16, 2022, to complete an initial business combination. On August 5, 2022, we extended such deadline to November 16, 2022, and on November 7, 2022, we extended it to February 16, 2023, and then further to August 16, 2023. We were then able to further extend our deadline to August 16, 2024, and finally to August 16, 2025. We did not complete an initial business combination by August 16, 2025, and due to an administrative oversight, we did not amend our existing charter to further extend the deadline past August 16, 2025. Accordingly, our existing charter expired on August 16, 2025.

The provisions of Section 311 of the General Corporation Law of the State of Delaware provide that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Accordingly, we are seeking approval of our stockholders of record as of the closing of business on December 11, 2025 (the “record date”), to restore our existing charter and amend it to extend the date by which we have to consummate an initial business combination from August 16, 2025 to December 31, 2026.

While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 12, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account as of the record date, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $13.27 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date is not available given the Company’s securities were suspended from Nasdaq on April 19, 2024, and have not traded on Nasdaq since that time. Nasdaq filed a Form 25 to delist the Company’s securities on June 28, 2024. The approximate redemption price per share to be paid for redemptions is approximately $13.27 per share (the “Redemption Price”) as of the record date. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

The Sponsor currently owns 1,403,500 Founder Shares (as defined below) of the 1,437,500 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 293,400 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. On May 26, 2021, our sponsor transferred 20,000 Founder Shares to the Company’s Chairman and Chief Executive Officer, Mr. Ngoh, and 6,000 Founder Shares to our Chief Financial Officer, Mr. Stein. Additionally, on this same date, our three independent directors, Mr. Gordon, Mr. Anih and Mr. Phoon, were each respectively transferred 3,000 Founder Shares, 2,500 Founder Shares, and 2,500 Founder Shares. The 3,000 Founder Shares beneficially held by Mr. Gordon were transferred to Legacy Royals, LLC an entity controlled by Mr. Gordon. Further, pursuant to a Securities Transfer Agreement dated January 23, 2023, Red Ribbon Asset Management PLC transferred 50,000 Founder Shares to Mr. Stein. Finally, pursuant to a Securities Transfer Agreement dated March 21, 2023, Low Ban Chai transferred 4,000 Founder Shares Stock to Mr. Stein. “Founder Shares” refers to all 1,437,500 issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. Stockholder approval of the Extension Amendment and the Trust Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which the Company must consummate its initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of the Business Combination Agreement, the Company’s Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on December 11, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under the Company’s existing charter, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

December 31, 2025	By Order of the Board of Directors

/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh
Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 14, 2026: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/phpventuresacquisition/2026.

PHP VENTURES ACQUISITION CORP.

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

(917) 764-4996

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 14, 2026

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting,” of stockholders of PHP Ventures Acquisition Corp., which we refer to as the “we,” “us,” “our,” “PHP” or the “Company,” will be held at 9:00 a.m. Eastern Time on January 14, 2026, as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/phpventuresacquisition/2026. If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, which we refer to as the “existing charter,” in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal,” to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s redeemable Class A common stock included as part of the units sold in the Company’s initial public offering effective August 16, 2021, which we refer to as the “IPO,” from August 16, 2025 (the “Termination Date”) to December 31, 2026 in a series of up to sixteen (16) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Global Link Investment LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with;
●	a proposal to amend Company’s Investment Management Trust Agreement, dated as of August 16, 2021 and as amended (the “Trust Agreement”), in the form set forth in Annex B, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to sixteen (16) one-month extensions until December 31, 2026, such proposal the “Trust Amendment Proposal”; and
●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated December 8, 2022, by and among the Company, Modulex Modular Buildings Plc, a company registered in England and Wales with company number 07291662 (“Modulex”), and Modulex Merger Sub, a to-be-formed Cayman Islands exempted company and wholly owned subsidiary of Modulex (“Merger Sub”). Merger Sub will be formed prior to consummation of the Business Combination Agreement and will become a party to the Business Combination Agreement by joinder at the time of its formation. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on December 8, 2022.

Our original deadline to complete an initial business combination was August 16, 2022. originally stated that we had until August 16, 2022, to complete an initial business combination. On August 5, 2022, we extended such deadline to November 16, 2022, and on November 7, 2022, we extended it to February 16, 2023, and then further to August 16, 2023. We were then able to further extend our deadline to August 16, 2024, and finally to August 16, 2025. We did not complete an initial business combination by August 16, 2025, and due to an administrative oversight, we did not amend our existing charter to further extend the deadline past August 16, 2025. Accordingly, our existing charter expired on August 16, 2025.

The provisions of Section 311 of the General Corporation Law of the State of Delaware provide that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Accordingly, we are seeking approval of our stockholders of record as of the closing of business on December 11, 2025 (the “record date”), to restore our existing charter and amend it to extend the date by which we have to consummate an initial business combination from August 16, 2025 to December 31, 2026.

While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares,” and which election we refer to as the “Election,” regardless of whether such public stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $1,240,708.20 that was in the Trust Account as of the date of this proxy statement.

If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our existing charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Sponsor currently owns 1,403,500 Founder Shares (as defined below) of the 1,437,500 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 293,400 private placement units (the “Private Placement Units,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. On May 26, 2021, our sponsor transferred 20,000 Founder Shares to the Company’s Chairman and Chief Executive Officer, Mr. Ngoh, and 6,000 Founder Shares to our Chief Financial Officer, Mr. Stein. Additionally, on this same date, our three independent directors, Mr. Gordon, Mr. Anih and Mr. Phoon, were each respectively transferred 3,000 Founder Shares, 2,500 Founder Shares, and 2,500 Founder Shares. The 3,000 Founder Shares beneficially held by Mr. Gordon were transferred to Legacy Royals, LLC an entity controlled by Mr. Gordon. Further, pursuant to a Securities Transfer Agreement dated January 23, 2023, Red Ribbon Asset Management PLC transferred 50,000 Founder Shares to Mr. Stein. Finally, pursuant to a Securities Transfer Agreement dated March 21, 2023, Low Ban Chai transferred 4,000 Founder Shares Stock to Mr. Stein. As used herein, “Founder Shares” refers to all 1,437,500 issued and outstanding shares of our Class B common stock. In the event of a liquidation, our Sponsor and officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 12, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $13.27 at the time of the Special Meeting. The closing price of the Company’s Class A common stock on the record date is not available given the Company’s securities were suspended from Nasdaq on April 19, 2024, and have not traded on Nasdaq since that time. Nasdaq filed a Form 25 to delist the Company’s securities on June 28, 2024. The approximate redemption price per share to be paid for redemptions is $13.27 per share (the “Redemption Price”) as of the record date. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the Redemption Price, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Company’s redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 1,437,500 Founder Shares that were issued to the Sponsor, plus the shares held by the officers and directors issued prior to the Company’s IPO and the 293,400 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. Certain of our executive officers have beneficial interests in the Sponsor.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $13.27 based on the Trust Account amount as of the date of this proxy statement. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on June 1, 2021, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor or its designees has agreed to loan to us up to $4,770.70 for each such one-month extension up to a maximum of $76,331.20 for a total of sixteen (16) one-month extensions until December 31, 2026, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Extension Amendment Proposal and the Trust Amendment Proposal. The Extension Loan will not occur if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our existing charter.

Our Board has fixed the close of business on December 11, 2025, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “record date”). Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 93,524 shares of redeemable Class A common stock, 293,400 shares of non-redeemable Class A common stock and 1,437,500 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor its customary fee. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated December 31, 2025 and is first being mailed to stockholders on or about January 2, 2026.

December 31, 2025	By Order of the Board of Directors

/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh
Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated in Delaware on April 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. A total of $58,075,000, comprised of the proceeds from our IPO and proceeds of our private placements that closed on August 16, 2021, and August 19, 2021. Like most blank check companies, our existing charter provides for the return of our IPO proceeds held in trust to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially August 16, 2022, which we extended to November 2022, then to February 16, 2023, then to August 16, 2023, then to August 16, 2024, then again to August 16, 2025. Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us until December 31, 2026 to complete the Business Combination.

The provisions of Section 311 of the General Corporation Law of the State of Delaware provide that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Accordingly, we are seeking approval of our stockholders of record as of the closing of business on December 11, 2025 (the “record date”), to restore our existing charter and amend it to extend the date by which we have to consummate an initial business combination from August 16, 2025 to December 31, 2026.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 8, 2022.

What is being voted on?	You are being asked to vote on:

●	a proposal to amend our amended charter to extend the date by which we have to consummate a business combination from August 16, 2025, to December 31, 2026, or such earlier date as determined by the Board, in a series of sixteen (16) one-month extensions;
●	a proposal to amend our amended Trust Agreement to allow us to extend the Termination Date to December 31, 2026, or the applicable Extended Date; and
●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination at a lower incremental and aggregate cost for each Extension. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $1,240,708.20 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or the Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon shares that are redeemed), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Units.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Our existing charter provides that we had until August 16, 2025 to complete our initial business combination. Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to allow for additional time to consummate the Business Combination and a lower incremental and aggregate cost for each Extension. While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company believes that given its expenditure of time, effort and money on completing the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our existing charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our redeemable Class A common stock included as part of the units sold in our IPO from August 16, 2025 to not later than December 31, 2026, by electing to extend the date to consummate a business combination by up to an additional sixteen (16) months after the Termination Date, until December 31, 2026, unless the closing of the Company’s initial business combination shall have occurred, in a series of up to sixteen (16) one-month extensions, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) the Sponsor (or its affiliates or permitted designees), will deposit into the Trust Account $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we do not complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

Why should I vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board believes stockholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to extend the date by which we have to complete a business combination until the Extended Date in a series of sixteen (16) one-month extensions. The Extension would give us additional time to complete the Business Combination and a lower incremental and aggregate cost for each Extension.

The Board believes that it is in the best interests of our stockholders that the Extension be obtained to provide additional amount of time to consummate the Business Combination. Without the Extension, we believe that there is substantial risk that we will not, despite our best efforts, be able to complete the Business Combination. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

We believe that given our expenditure of time, effort and money on completing the Business Combination, it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 8, 2022.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal or the Trust Amendment Proposal or implement the Extension Amendment or Trust Amendment. In the event the Special Meeting is cancelled and we are unable to complete the Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the existing charter.

When would the Board abandon the Extension Amendment Proposal, and the Trust Amendment Proposal?

We intend to hold the Special Meeting to approve the Extension Amendment Proposal and the Trust Amendment Proposal and only if the Board has determined as of the time of the Special Meeting that we will not be able to complete the Business Combination. Additionally, our Board will abandon the Extension Amendment and Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment or Trust Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Sponsor and all of our directors and officers are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor and our officers and directors own approximately 78.79% of our issued and outstanding common stock, including 1,437,500 Founder Shares. Our Sponsor, directors and officers do not intend to purchase common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal and the Trust Amendment Proposal.

What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units on the record date.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or the Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.
What happens if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Units.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will continue to attempt to consummate the Business Combination until the Extended Date. We expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period will require us to liquidate or incur significant cost to extension of the Termination Date under the current terms of the existing charter. If we liquidate, our public stockholders may only receive $13.27 per share or less, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by holders of at least 65% of the common stock of the Company present and entitled to vote as of the record date, we will amend our existing charter in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable until the later of the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Am I able to exercise my redemption rights in connection with the Business Combination

If you were a holder of common stock as of the close of business on the record date for a meeting to seek stockholder approval of the Business Combination, you will be able to vote on the business combination. The Special Meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in our existing charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is one business day before the special meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our existing charter.

How do I attend the meeting?

You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 1 State Street Plaza, 30th Floor, New York, New York 10004, or email proxy@continentalstock.com.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800- 450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 7657270#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

How do I change or revoke my vote?

You may change your vote by e-mailing a later dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units as of the record date. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or the Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 912,212 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?

Only holders of record of our common stock at the close of business on December 11, 2025, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, there are currently 93,524 shares of redeemable Class A common stock, 293,400 shares of non-redeemable Class A common stock and 1,437,500 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of 1,437,500 Founder Shares and 293,400 Private Placement Units, which would expire worthless if a business combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal and/or the Trust Amendment Proposal.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our common stock, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.

If your common stock is held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on January 12, 2026 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

What are the risks of approving the Extension after the Termination Date has already passed?

Our existing charter says that if we don’t complete an initial business combination by the Termination Date, we must cease all operations, redeem all public shares, and wind up the Company. Section 1(i) of the Trust Agreement has similar provisions in connection with the Termination Date and the winding up procedures, including the redemption of all public shares. Since we did not start winding up procedures after the Termination Date, asking stockholders to approve the Extension, is inconsistent with our existing charter and the Trust Agreement.

In addition, when we completed our IPO, we told investors in our Registration Statement on Form S-1 initially filed on June 4, 2021, and declared effective by the SEC on August 11, 2021 (the “IPO Registration Statement”), that if we were unable to complete an initial business combination by the deadline in our existing charter, we would cease all operations, redeem all public shares, and wind up the Company. By now seeking stockholder approval for the Extension after the Termination Date has already passed, we are acting contrary to both, what we told our investors in our IPO Registration Statement and what is required by our existing charter. However, we are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension.

Why are we seeking an extension only after the Termination Date has already passed?

Even if stockholders approve the Extension, there is a risk that stockholders, the trustee, or other interested parties could challenge our ability to keep operating, claim that our actions after the Termination Date are invalid, or require us to liquidate the trust account. However, Section 311 of the General Corporation Law of the State of Delaware provides that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Further, we have agreed with the Trustee that we will continue to make the monthly payments, which have all been made as of the date of this Proxy Statement, while we seek this extension.

Even if you choose to grant us the opportunity to proceed by voting in favor of the Extension, you will be entitled to redeem your shares and receive your share of the amount in the Trust Account.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor their usual and customary fees. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Solicitor:

LAUREL HILL ADVISORY GROUP, LLC
2 ROBBINS LANE, SUITE 201
JERICHO, NY 11753
855-414-2266
EMAIL: PHP@LAURELHILL.COM

You may also contact us at:

PHP VENTURES ACQUISITION CORP. 10 EAST 53RD ST., SUITE 3001 NEW YORK, NY 10022 (917) 764-4996

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to complete an initial business combination;
●	the anticipated benefits of an initial business combination;
●	the volatility of the market price and liquidity of our securities;
●	the use of funds not held in the Trust Account; and
●	the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, and in other reports we file with the SEC. Risks regarding the Business Combination are also discussed in the Current Report on Form 8-K filed with the SEC on December 8, 2022. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should carefully consider all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023, the last Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 20, 2023, and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the Special Meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

After the expiration date on August 16, 2025, we did not wind up or redeemed our public shares in accordance with our existing charter and the disclosures made in our IPO Registration Statement, and are now seeking stockholder approval for the Extension. This creates potential legal, contractual, and enforcement risks that could adversely affect us and our stockholders.

Our existing charter required us to consummate an initial business combination by August 16, 2025 (the “Termination Date”), or, if we were unable to do so, to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of the Company’s redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. Similarly, Section 1(i) of the Trust Agreement covenants to commence liquidation of the Trust Account only after and promptly after (x)  receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) 18 months after the closing of the offering or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders. As indicated, we have agreed with the Trustee that we will make additional deposits, in accordance with the prior amendments to our existing charter, while we seek this Extension.

We did not complete an initial business combination by the Termination Date and we have not commenced winding up or redeeming the public shares in accordance with our existing charter. Instead, the Board has determined to seek stockholder approval to amend the existing charter to extend the deadline for completing an initial business combination.

In addition, our IPO Registration Statement included clear disclosures stating that if we were unable to complete an initial business combination by the deadline in our existing charter, we would cease all operations, redeem all public shares, and wind up the Company.

Since we did not complete an initial business combination and did not commence winding up procedures, including the redemption of public shares, our continued operations and proposed Extension are in violation of the Trust Agreement and our existing charter and inconsistent with the disclosures made to investors in our IPO Registration Statement.

Since the existing charter did not authorize an extension to be implemented after the Termination Date had already passed, our continued corporate existence beyond the Termination Date without winding up is not in compliance with our existing charter, the Trust Agreement, and the statements made to our investors in our IPO Registration Statement, and may be challenged by our stockholders, the trustee, or other interested parties. This exposes us and our directors to claims of breach of fiduciary duty and/or ultra vires acts under applicable law, which could result in economic damage, orders requiring us to liquidate, or other remedies. If our stockholders approve the Extension, such approval would be contrary to our existing charter, which does not authorize an extension of the Termination Date after it has expired.

Even if stockholders approve the Extension, there is a risk that stockholders, the trustee, or other interested parties could challenge our ability to keep operating, claim that our actions after the Termination Date are invalid, or require us to liquidate the trust account. However, Section 311 of the General Corporation Law of the State of Delaware provides that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Further, we have agreed with the Trustee that we will continue to make the monthly payments, which have all been made as of the date of this Proxy Statement, while we seek this extension.

We are seeking the Extension only after the Termination Date has already passed, we therefore face increased legal, contractual, and practical risks, and there is no assurance that our actions will be upheld or that we will be able to complete an initial business combination.

We did not file the proxy statement to seek stockholder approval for the Extension before the Termination Date. We are now seeking stockholder approval after the Termination Date has passed because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination.

However, because the deadline in our existing charter and Trust Agreement has already expired, and because we previously disclosed in our IPO Registration Statement that we would redeem public shares and wind up if we did not complete an initial business combination by the Termination Date, our decision to seek the Extension now could increase the risk of legal challenges, contractual claims, or enforcement actions.

The Company was previously listed on Nasdaq, and subject to Nasdaq listing rules (the “Nasdaq Listing Rules”), but has since been delisted and its securities suspended from trading on Nasdaq. The Company provides no assurance that its securities will be relisted on Nasdaq.

As previously disclosed, (i) on January 5, 2024, the Company received written notice from the Listing Qualifications Department (the “Staff”) of Nasdaq stating that because the Company had not yet held an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended December 31, 2022, the Company no longer complied with Listing Rules 5620(a), 5810(c)(2)(G), and IM-5620 for continued listing (the “Annual Meeting Requirement”); (ii) on August 24, 2023, the Company received written notice from Nasdaq (the “Public Holder Notice”) indicating that the Company was not in compliance with Listing Rule 5550(a)(3), which requires the Company to have at least 300 public holders for continued listing on Nasdaq (the “Minimum Public Holders Requirement”); (iii) on April 17, 2023, the Company received the written notice from Nasdaq (the “MVLS Notice”) stating that the Company’s market value of listed securities (“MVLS”) for the last 30 consecutive business days (from March 6, 2023 to April 14, 2023), was below the required minimum of $35 million for continued listing on Nasdaq under Nasdaq Listing Rule 5550(b)(2) (the “MVLS Requirement”).

On October 9, 2023, the Company had submitted its plan to regain compliance with Nasdaq by completing its initial business combination pursuant to the Business Combination Agreement. At the closing of the business combination under the Business Combination Agreement, which is structured as a target-on-top merger, the Company will merge with and into Merger Sub, with Merger Sub surviving the merger (the “Business Combination”). Upon consummation of the Business Combination and the other transactions contemplated by the Business Combination Agreement (the “Transactions”), the Company will become a wholly-owned subsidiary of Modulex, with the securityholders of the Company becoming securityholders of Modulex on a post-Transactions basis.

On October 19, 2023, the Company received written notice from Nasdaq (the “Delisting Letter”) that the Company had not regained compliance. Accordingly, unless the Company requested an appeal of the determination in the Delisting Letter, the Company’s securities would be delisted from Nasdaq, trading of the Company’s common stock would be suspended at the opening of business on October 30, 2023, and a Form 25-NSE will be filed with the SEC to remove the Company’s securities from listing and registration on Nasdaq. The Company appealed Nasdaq’s determination to stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the panel’s decision, and to update the Nasdaq hearing panel of the Company’s plan to regain compliance. The Company attended the hearing on January 18, 2024 with Nasdaq’s hearings panel, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

On January 30, 2024, the Company received a written request from the Staff of Nasdaq for an update on the status of raising $2.5 million of funding needed to complete the Business Combination. As previously disclosed, on February 9, 2024, the Company submitted its response to such request providing updates. On February 13, 2024, Nasdaq requested a further update on the status of the $2.5 million fundraising needed to complete the Business Combination and the timeline to complete such Business Combination. As previously disclosed, on March 8, 2024, the Company submitted its response to Nasdaq’s request. On March 15, 2024, Nasdaq advised the Company that the Nasdaq hearing panel’s discretion for the Company’s deficiencies under the continued listing rules ended on April 16, 2024 (the “Deadline”), and requested additional information on how the Company intends to cure such deficiencies on or before such Deadline.

On March 18, 2024, the Company revised its plan to regain compliance such that (i) to meet the MVLS Requirement, the Company planned to file a proxy statement and hold a stockholder meeting to allow the Company to amend its charter, enabling the Company to convert its Class B common stock to Class A common stock prior to the closing of the Business Combination to meet the MVLS Requirement by the Deadline, and (ii) to meet the Public Holder Requirement, the Company planned to begin the round lot program ahead of the closing of the Business Combination to ensure compliance with the Public Holder Requirement by the Deadline. On March 22, 2024, the Staff of Nasdaq accepted the updated plan, providing the Company until the Deadline to satisfy the deficiencies and demonstrate compliance with Listing Rules 5550(a)(3), 5550(b)(2) and 5620(a) (the “Hearing Panel Decision”).

On April 15, 2024, the Company advised the Nasdaq hearing panel that the requisite financing to complete its financial statements for filing of the Form 10-K remained in progress. Because the Company’s Form 10-K must be filed prior to the Company filing a proxy statement to hold a stockholder meeting to approve the amendment of its charter prior to the conversion of its shares, the filing of the proxy statement was delayed. The Company requested a further extension of sixty days to provide the additional timing needed for the Conversion following the filing of the Form 10-K.

On April 17, 2024, the Company received a written notice (the “Delisting Notice”) from the Staff of Nasdaq notifying the Company that the Staff has determined to delist the Company’s shares from Nasdaq, due to its failure to meet the terms of the Hearing Panel Decision. Trading in the Company’s shares was suspended at the opening of business on Friday, April 19, 2024. The Company may request that the Nasdaq Listing and Hearing Review Counsel review the decision within 15 days of the date of the Delisting Notice and submit a fee of $15,000 pursuant to Nasdaq Listing Rule 5820(a). Thus, the Company had until May 2, 2024 to appeal the determination. The Company expected a Form 25-NSE to be filed with the SEC to remove the Company’s shares from listing on Nasdaq.

As the Company expected, a Form 25-NSE was filed with the SEC on June 28, 2024, to remove the Company’s securities from listing on Nasdaq. The delisting became effective ten days after Nasdaq filed the Form 25 with the SEC to complete the delisting.

Additionally, Nasdaq Listing Rule IM-5101-2 requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. Operative as of October 7, 2024, Nasdaq proposes to amend Listing Rule 5815(a)(1)(B)(ii) to provide that notwithstanding the general rule that a timely request for a hearing shall ordinarily stay the suspension and delisting action pending the issuance of a written panel decision, a request for a hearing shall not stay the suspension of the securities from trading where the matter relates to a request made by an acquisition company that: (i) failed to complete one or more business combinations satisfying the requirements set forth in Listing Rule IM-5101-2(b) within 36 months of the effectiveness of its IPO registration statement; or (ii) failed to meet the initial listing requirements following a Business Combination. Given that PHP received the notice of effectiveness of its IPO registration statement on Form S-1 on August 11, 2021, PHP will meet the 36-month deadline on August 11, 2024. In connection with the Extension Amendment Proposal, we are seeking to extend our Termination Date up to December 31, 2026 (or approximately 64 months from the effectiveness of our IPO registration statement). If the Extension Amendment Proposal is adopted and we extend our Extended Date beyond 36 months of the effectiveness of our IPO registration statement, Nasdaq may determine that we are continuing in non-compliance with the Nasdaq Listing Rules and our securities may remain subject to suspension and delisting from Nasdaq. For the avoidance of doubt, any Extended Date beyond August 11, 2024, would not comply with Nasdaq Listing Rule IM-5101-2 as currently in force.

In addition, Nasdaq Listing Rule 5250(c)(1) provides that “a Company shall timely file all required periodic financial reports with the Commission through the EDGAR System or with the Other Regulatory Authority. A Company that does not file through the EDGAR System shall supply to Nasdaq two (2) copies of all reports required to be filed with the Other Regulatory Authority or email an electronic version of the report to Nasdaq at continuedlisting@nasdaq.com. All required reports must be filed with Nasdaq on or before the date they are required to be filed with the Commission or Other Regulatory Authority. Annual reports filed with Nasdaq shall contain audited financial statements.” The Company filed its last periodic filing on November 20, 2023 for its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 (after filing a Form NT 10-Q for such period on November 14, 2023). The Company has since filed a Form NT 10-K for the fourth quarter and fiscal year ended December 31, 2023, and a Form NT 10-Q for the for the first quarter ended March 31, 2024. The Company provides no assurance that such filings will be made prior to the time the Form 10-Q for the second quarter ended September 30, 2024 is due or that such Form 10-Q for the second quarter ended September, 2024 will be filed timely. The Company does not anticipate being relisted on Nasdaq prior to such periodic filings being filed with the SEC.

The current delisting likely has a negative effect on the price of our securities and impairs your ability to sell or purchase our securities when you wish to do so. We do not expect our securities will be relisted by Nasdaq and currently do not intend to apply to do so.

Given trading in the Company’s securities have been suspended since April 19, 2024, we understand that Nasdaq requires the Company to establish an initial listing/bid price for the stock through over the counter trading and that they would need to evaluate a minimum of 5 trading days to establish such initial listing/bid price for the stock. While the Company intends to engage a market maker for the common stock of the Company to apply for approval from FINRA on the Form 211 to begin quoting the Company’s common stock over the counter so the Company may resume trading over the counter, we can provide no assurance that any such action will be approved by FINRA or that the Company’s securities will then become relisted on Nasdaq.

Our understanding from past guidance from FINRA is that special purpose acquisition companies whose securities are suspended from trading on Nasdaq are not automatically eligible for over the counter trading. As such, the Company will be required to request that a market maker apply to FINRA to permit trading of the Company’s stock over the counter. The Company plans to engage a market marker and further discuss this application process to submit the requisite Form 211 with FINRA to initiate the process to qualify the Company’s securities for over the counter trading, but has not yet begun this process as the Company is first working to prepare its past due periodic filings, which the Company expects will be required prior to approval of such application. The Company can provide no assurance that it will be successful in receiving approval to trade over the counter or to become relisted on Nasdaq.

There can be no assurance that if we complete the Business Combination, Nasdaq will approve the relisting of the new Company’s securities.

We intend to apply as part of the Business Combination to list the new Company’s securities on Nasdaq. However, given the length of time and other considerations, there can be no assurance Nasdaq will list such securities. In that event, the new Company’s securities would continue to trade in the over-the-counter market. The new Company could apply to relist the securities on Nasdaq subject to compliance with Nasdaq rules governing the listing of securities of companies formed as a result of a reverse merger. This generally requires the new Company wait at least one year from the initial filing of documents related to the merger transaction with the SEC.

There are no assurances that we will have sufficient capital to make each Extension Payment for each one-month Extension.

Approving the Extension Amendment Proposal involves several risks. Even if the Extension Amendment Proposal is approved, we cannot assure you that we will have sufficient capital resources to make each Extension Payment by each applicable deadline date.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension Amendment Proposal involves a number of risks. Even if the Extension Amendment Proposal is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal is approved, the Company expects to seek stockholder approval of the Business Combination with Modulex following the SEC declaring a registration statement on Form S-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Form S-4”). The Form S-4 was filed by Modulex on September 27, 2023 and has not been declared effective by the SEC. The Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer public stockholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer our remaining public stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension Amendment Proposal or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment Proposal and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed a “foreign person” under the regulations relating to Committee on Foreign Investment in the United States (“CFIUS”) and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s Sponsor is Global Link Investment LLC, a Delaware limited liability company. On May 3, 2021, the Company issued an aggregate of 1,437,500 shares of Class B common stock to the Sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.02 per share. On May 26, 2021, our sponsor transferred 20,000 shares to Mr. Ngoh, 6,000 shares to Mr. Stein, 2,500 shares to Mr. Phoon, 2,500 shares to Mr. Anih and 3,000 shares to Legacy Royals, LLC an entity controlled by Mr. Gordon. Additionally, pursuant to a Securities Transfer Agreement dated January 23, 2023, Red Ribbon Asset Management PLC transferred 50,000 shares Class B Common Stock to Mr. Stein. Finally, pursuant to a Securities Transfer Agreement dated March 21, 2023, Low Ban Chai transferred 4,000 shares of Class B Common Stock to Mr. Stein. The Sponsor currently holds 1,349,500 shares of Class B Common Stock.

Simultaneously with the consummation of the closing of the IPO, the Company consummated the private placement of an aggregate of 270,900 private placement units to the Sponsor. Simultaneously with the exercise of the overallotment, the Company consummated the Private Placement of an additional 22,500 Private Placement Units to the Sponsor for a total of 293,400 Private Placement Units purchased by the Sponsor.

Members of the Sponsor include certain officers and directors of the Company. The Sponsor is controlled by one or more non-U.S. persons. While we do believe that either we or our Sponsor constitute a “foreign person” under CFIUS rules and regulations we do not believe the Business Combination between the Company and Modulex is subject to CFIUS review. If the Business Combination with Modulex falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination o we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate.

The SEC has recently adopted final rules (the “SPAC Final Rules”) relating to certain activities of special purpose acquisition companies. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target or others may determine to undertake in connection with such SPAC Final Rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On January 24, 2024, the SEC adopted final rules relating to, among other items, enhancing disclosures in business combination transactions involving SPACs and private operating companies; amending the financial statement requirements applicable to transactions involving shell companies; effectively limiting the use of projections in SEC filings in connection with proposed business combination transactions; increasing the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The SPAC Final Rules are effective as of July 1, 2024. If we are delayed in consummating a business combination past the effective date of the SPAC Final Rules, the SPAC Final Rules may materially adversely affect our ability to negotiate and complete a business combination and may increase the costs and time related thereto. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Final Rules, or pursuant to the SEC’s views expressed in the SPAC Final Rules, may increase the costs and time of negotiating and completing an initial business combination, and may constrain the circumstances under which we could complete an initial business combination. The need for compliance with the SPAC Final Rules may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Final Rules relate, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Final Rules decided not to adopt a safe harbor from the “investment company” definition under Section 3(a)(1)(A) of the Investment Company Act, for SPACs that complied with the safe harbor’s conditions regarding SPAC’s asset classes, activities, primary engagement, and duration (including that in order to rely on the safe harbor, the SPAC would need to enter into a definitive business combination agreement within 18 months after its IPO and close the transaction within 24 months). Rather, the SEC guides that the investment company determination must be considered in light of the facts and circumstances and provides further guidance regarding what actions might push a SPAC toward investment company status.

If we are delayed in consummating an initial business combination or if we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may be unable to consummate the initial business combination and instead be required to liquidate.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we instructed the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result of the liquidation of securities in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing bank deposit account until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, the decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash may reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even though we instructed the trustee to liquidate the securities held in the Trust Account, we may still be deemed to be an investment company. The longer that the funds in the Trust Account were held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, having instructed the trustee to liquidate the securities held in the Trust Account prior to the 24-month anniversary and instead holding all funds in the Trust Account in cash, the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company may be reduced.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or Private Placement Units or their respective underlying warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of 1,437,500 Founder Shares that were issued to the Sponsor prior to our IPO and 293,400 Private Placement Units that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting Modulex for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.

In order to finance transaction costs in connection with a Business Combination, the Company’s Sponsor or an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a Business Combination into additional Placement Units at a price of $10.00 per Unit. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of September 30, 2023, the Company borrowed $1,190,621 under such loans. As of July 31, 2024, the Company borrowed an additional approximately $314,225.92 under such loans.

We entered into a Loan and Transfer Agreement dated as of August 8, 2022 (“LTA”), whereby Red Ribbon Asset Management PLC (“Lender”) advanced to PHP on behalf of our Sponsor, with agreement to repay the Lender the total principal amount and interest due and payable at the Closing under the terms of the LTA or, at the sole option of the Lender, convert up to $1,500,000 of the principal amount due thereunder into PHP units at a price of $10.00 per PHP unit. In the event that a Business Combination does not close, we may use a portion of proceeds held outside the Trust Account to repay this loan, but no proceeds held in the Trust Account would be used to repay this loan.

Given a Business Combination was not consummated within the initial 12-month period following the closing of the IPO, upon the request of the Sponsor, the Company was able to extend such period by two extensions of three months, 6 months in the aggregate, by depositing $575,000 into the Trust Account no later than the 12-month anniversary of the IPO for the first extension and the 15-month anniversary of the IPO for the second extension, as applicable, in exchange for which they will receive promissory notes. In accordance therewith, on August 5, 2022, the Company extended the date by which the Company had to consummate a business combination from August 16, 2022 to November 16, 2022 (the “First Extension Period”), and on November 7, 2022, the Company extended the date by which the Company had to consummate a business combination from November 16, 2022 to February 16, 2023 (the “Second Extension Period”). In connection with such extensions, the Sponsor deposited an aggregate of $575,000 for each extension (representing $0.10 per public share) into the Trust Account on August 15, 2022, and November 7, 2022.

The Company was then able to extend by up to an additional six (6) one-month extensions at a price of $0.0525 per share per month, for up to a maximum of six months in the aggregate for all of the 1-month extensions, allowing the Company to extend the date by which the Company had to consummate a business combination from February 16, 2023 to August 16, 2023 (the “Third Extension Period”).

The Company was then able to further extend by up to an additional twelve (12) one-month extensions from August 16, 2023 to August 16, 2024 (the “Fourth Extension Period”) at a price of the lesser of (x) $40,000 or (y) $0.04 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extension, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension the lesser of (x) $40,000 or (y) $0.04 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination. The Company caused $34,645.56 to be deposited into the Company’s trust account for each such extension within the Fourth Extension Period.

The Company was then able to further extend by up to an additional twelve (12) one-month extensions from August 16, 2024 to August 16, 2025 (the “Fifth Extension Period”) at a price of $0.05 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extension, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension $0.05 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination. The Company caused $57,248.4 to be deposited into the Company’s trust account for each such extension within the Fifth Extension Period.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We and Modulex expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We and Modulex may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we have incurred over $1.0 million in expenses in aggregate. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

BACKGROUND

We are a blank check company incorporated in the State of Delaware on April 13, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 93,524 shares of redeemable Class A common stock, 293,400 shares of non-redeemable Class A common stock and 1,437,500 shares of Class B common stock issued and outstanding. In addition, we issued 293,400 Private Placement Units issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. As of December 31, 2022, there were 11,500,000 public warrants outstanding. As of December 31, 2022, there were 5,000,000 Private Placement Warrants outstanding, respectively. Each whole warrant entitles its holder to purchase one tenth of one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later 12 months from the closing of our IPO and the date of the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A Common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

A total of $58,075,000 of the proceeds from our IPO and the simultaneous sale of the Private Placement Units in a private placement transaction was placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $1,240,708.20 was held in the Trust Account as of the record date. The mailing address of the Company’s principal executive office is 10 East 53rd St., Suite 3001, New York, NY 10022.

Modulex Business Combination

As previously announced, we entered into the Business Combination Agreement on December 8, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 8, 2022.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.

While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to complete the Business Combination within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $13.27 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated the Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its existing charter to extend the date by which the Company has to consummate an initial business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination.

The provisions of Section 311 of the General Corporation Law of the State of Delaware provide that at any time prior to the expiration of three years following the expiration of the time limited for a corporation’s existence as provided in its certificate of incorporation, a corporation may restore its certificate of incorporation after it has expired by its own limitation if such restoration is approved by a majority of the stock of the corporation which was outstanding and entitled to vote upon an amendment to the certificate of incorporation to change the period of the corporation’s duration at the time of its expiration by limitation. Accordingly, we are seeking approval of our stockholders of record as of the closing of business on December 11, 2025 (the “record date”), to restore our existing charter and amend it to extend the date by which we have to consummate an initial business combination from August 16, 2025, to December 31, 2026.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment.

The Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the Business Combination will provide significant benefits to our stockholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on December 8, 2022.

A copy of the proposed amendment to the existing charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company had until August 16, 2025, to complete the purposes of the Company. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination and at a lower incremental and aggregate cost for each Extension.

As previously announced, we entered into the Business Combination Agreement on December 8, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.

A significant delay has been caused because Modulex chose as its auditor B.F. Borgers & Co., which has since been barred from auditing public company clients. This has necessitated Modulex to reaudit its financial statements for all periods.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of stockholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Date.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and the Class A common stock included in the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond August 16, 2025, to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the existing charter. We also believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment and the Trust Amendment Proposal are required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors and officers will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will amend its existing charter in the form set forth in Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders, subject to the terms of the Business Combination Agreement. We reserve the right at any time to cancel the Special Meeting and not to submit to our stockholders the Extension Amendment Proposal and implement the Extension Amendment. In the event the Special Meeting is cancelled, we will dissolve and liquidate in accordance with the existing charter.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 12, 2026.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on January 12, 2026 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, e-mail: spacredemptions@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on January 12, 2026 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on January 12, 2026 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $13.27 at the time of the Special Meeting based on the total amount of $1,240,708.20 in the Trust Account as of the record date. The closing price of the Company’s Class A common stock on the record date is not available given the Company’s securities were suspended from Nasdaq on April 19, 2024, and have not traded on Nasdaq since that time. Nasdaq filed a Form 25 to delist the Company’s securities on June 28, 2024.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s redeemable Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January 12, 2026 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock present and entitled to vote, including the Founder Shares and Class A common stock included in the Private Placement Units, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, in accordance with our existing charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of redeemable Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, other than excise taxes payable upon redemption of shares), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

The Sponsor, and our directors and officers, collectively own 1,437,500 Founder Shares that were issued to the Sponsor prior to the Company’s IPO, and 293,400 Private Placement Units that were purchased by the Sponsor in a private placement that closed simultaneously with the closing.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 1,437,500 Founder Shares, representing approximately 78.79% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that our Sponsor holds 1,437,500 Founder Shares, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a business combination is not consummated; on the other hand, if a business combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $1;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and
●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

See our Current Report on Form 8-K filed with the SEC on December 8, 2022, for more information about the interests of our Sponsor, directors, and officers in the Business Combination.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our existing charter provides that the Company had until August 16, 2025 to complete the purposes of the Company. As previously announced, we entered into the Business Combination Agreement on December 8, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. While we used our best efforts to complete the Business Combination before the Termination Date, we were unable to do so. We are proposing this amendment after the Termination Date because we now believe we have the necessary resources, financing, and transactional readiness to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, we would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 8, 2022.

Our existing charter states that if the Company’s stockholders approve an amendment to the Company’s existing charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this existing charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the existing charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of Company’s outstanding shares of common stock present and entitled to vote, including the Founder Shares and Class A common stock included in the Private Placement Units, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. We believe that, given the Company’s expenditure of time, effort and money on finding a business combination and our entry into the Business Combination Agreement with respect to the Business Combination, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete an initial business combination beyond August 16, 2025, to the Extended Date.

The Company is not asking you to vote on the Business Combination at this time. If the Extension Amendment Proposal is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Date. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on December 8, 2022.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;
●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;
●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or
●	a trust (a) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (b) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the one-half of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A common stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or
●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of August 16, 2021, as amended, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), (i) allowing the Company to extend the business combination period from August 16, 2025 to not later than December 31, 2026 in a series of up to sixteen (16) one-month extensions (the “Trust Amendment”) and (ii) updating certain defined terms in the Trust Agreement. A copy of the proposed Trust Amendment is attached to this Proxy Statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the business combination period from August 16, 2025, to not later than December 31, 2026, in a series of up to sixteen (16) one-month extensions, and to update certain defined terms in the Trust Agreement.

The Company’s current Trust Agreement provides that the Company had until August 16, 2025, and such later day as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment will make it clear that the Company has until the Extended Termination Date, as defined in the Extension Amendment, to terminate the Trust Agreement and liquidate the Trust Account. The Trust Amendment also ensures that certain terms and definitions as used in the Trust Agreement are revised and updated according to the Extension Amendment.

If the Trust Amendment is not approved, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

If the Trust Amendment Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable Extended Termination Date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Extended Termination Date and does not wish to seek an additional extension.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock present and entitled to vote is required to approve the Trust Amendment. Broker non-votes, abstentions or the failure to vote on the Trust Amendment will have the same effect as a vote “AGAINST” the Trust Amendment.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment and Trust Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Sponsor and all of our directors and officers are expected to vote any common stock owned by them in favor of the Trust Amendment Proposal. On the record date, our Sponsor, directors and officers beneficially owned and were entitled to vote an aggregate of 1,437,500 Founder Shares, representing approximately 78.79% of the Company’s issued and outstanding shares of common stock. Our Sponsor and directors do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Trust Amendment.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Termination Date.

Recommendation of the Board

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 9:00 a.m. Eastern Time on January 14, 2026, as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/phpventuresacquisition/2026. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the virtual meeting.

To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/phpventuresacquisition/2026 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.

Stockholders will also have the option to listen to the Special Meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)
●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 7657270#. You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on December 11, 2025, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock present and entitled to vote on the record date, including the Founder Shares and the Class common stock included in the Private Placement Units. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 93,524 shares of redeemable Class A common stock, 293,400 shares of non-redeemable Class A common stock and 1,437,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal or the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the Redemption Price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact the Proxy Solicitor at Laurel Hill Advisory Group, LLC, 2 Robbins Lane, Suite 201, Jericho, NY 11753, 855-414-2266, email: PHP@laurelhill.com.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
●	each of our executive officers and directors that beneficially owns shares of common stock; and
●	all our officers and directors as a group.

As of the record date, there were 93,524 shares of redeemable Class A common stock, 293,400 shares of non-redeemable Class A common stock for a total of 386,924 shares of Class A common stock, and 1,437,500 shares of Class B common stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Percentage of Outstanding Common Stock
Global Link Investment LLC (1)	—	—	1,349,500	93.88%	—
Marcus Ngoh (2)	—	—	20,000	1.39%	—
Garry Richard Stein (3)	—	—	60,000	4.17%	—
Antony Gordon (4)	—	—	3,000	*	—
Khye Wang Phoon (5)	—	—	2,500	*	—
Donald Nnamdi Anih, Esq. (6)	—	—	2,500	*	—
All officers and directors as a group	—	—	1,437,500	100%	—

5% Stockholders†
Wolverine Asset Management, LLC (7)	99,737	5.93%	—	—	—
Mizuho Financial Group, Inc. (8)	394,688	6.86%	—	—	—
RiverNorth Capital Management, LLC (9)	63,064	7.25%	—	—	—
Meteora Capital, LLC (10)	73,051	6.30%

* Less than 1%.

† The most recent Schedule 13G or 13G/A on file with the SEC are dated as of May 2025, February 2024, December 2023, February 2023, and February 2022 (as set forth below), and may not accurately reflect current holdings.

(1) Global Link Investment LLC, our sponsor, is the holder of record of the securities reported herein. Marcus Choo Yeow Ngoh, our Chairman and Chief Executive Officer, is the manager and member and Garry Richard Stein is a member of our sponsor. By virtue of this relationship, Mr. Ngoh and Mr. Stein may be deemed to share beneficial ownership of the securities held of record by our sponsor. Mr. Ngoh and Mr. Stein each disclaims any such beneficial ownership except to the extent of his pecuniary interest. The business address of each of these entities and individuals is 10 East 53rd St., Suite 3001, New York, NY 10022.

(2) On May 26, 2021, our sponsor, Global Link Investment LLC, transferred 20,000 shares Class B Common Stock to Mr. Ngoh.

(3) On May 26, 2021, our sponsor, Global Link Investment LLC, transferred 6,000 shares Class B Common Stock to Mr. Stein. Additionally, pursuant to a Securities Transfer Agreement dated January 23, 2023, Red Ribbon Asset Management PLC transferred 50,000 shares Class B Common Stock to Mr. Stein. Finally, pursuant to a Securities Transfer Agreement dated March 21, 2023, Low Ban Chai transferred 4,000 shares of Class B Common Stock to Mr. Stein.

(4) The securities reported herein are held of record by Legacy Royals. LLC, which is controlled by Mr. Antony Gordon.

(5) On May 26, 2021, our sponsor, Global Link Investment LLC, transferred 2,500 shares Class B Common Stock to Mr. Phoon.

(6) On May 26, 2021, our sponsor, Global Link Investment LLC, transferred 2,500 shares Class B Common Stock to Mr. Anih.

(7) According to a Schedule 13G filed with the SEC on February 3, 2023 on behalf of Wolverine Asset Management, LLC, Wolverine Holdings, L.P., Wolverine Trading Partners, Inc., Christopher L. Gust and Robert R. Bellick. The business address of these stockholders is c/o Wolverine Asset Management, LLC, 175 West Jackson Blvd., Suite 340, Chicago, IL 60604. Wolverine Asset Management, LLC (“WAM”) is an investment manager and has voting and dispositive power over 99,737 shares of the Class A Common Stock of the Issuer. The sole member and manager of WAM is Wolverine Holdings, L.P. (“Wolverine Holdings”). Robert R. Bellick and Christopher L. Gust may be deemed to control Wolverine Trading Partners, Inc. (“WTP”), the general partner of Wolverine Holdings. WAM may be deemed the beneficial owner of 5.93% of the Issuer’s outstanding Class A Common Stock, and each of Wolverine Holdings, WTP, Mr. Bellick, and Mr. Gust may be deemed the beneficial owner of 5.93% of the Issuer’s outstanding shares of the Issuer’s Class A Common Stock. Percentages were calculated by dividing the number of shares deemed beneficially owned by each reporting person by 1,682,760 (the number of shares of Class A Common Stock outstanding as of December 30, 2022, as reported in the issuer’s Form 8-K filed on February 2, 2023). Note that the updated percentage based on 99,737 shares (if retained) out of the 386,924 shares of the Company’s Class A common stock (93,524 shares of redeemable Class A common stock together with the 293,400 shares of non-redeemable Class A common stock) would be approximately 8.62%.

(8) According to a Schedule 13G filed with the SEC on February 14, 2022 on behalf of Mizuho Financial Group, Inc. The business address of this stockholder is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan. Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary. Note that the updated percentage based on 394,688 shares (if retained) out of the 386,924 shares of the Company’s Class A common stock (93,524 shares of redeemable Class A common stock together with the 293,400 shares of non-redeemable Class A common stock) would be approximately 34.09%.

(9) According to a Schedule 13G filed with the SEC on February 14, 2024, on behalf of RiverNorth Capital Management, LLC. The business address of this stockholder is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401. Note that the percentage reported appears to be based on 63,064 shares out of only the Company’s 93,524 share of redeemable Class A common stock; the updated percentage based on 63,064 shares (if retained) out of the 386,924 shares of the Company’s Class A common stock (93,524 shares of redeemable Class A common stock together with the 293,400 shares of non-redeemable Class A common stock) would be approximately 5.45%.

(10) According to a Schedule 13G filed with the SEC on November 14, 2025, on behalf of (i) Meteora Capital, LLC, a Delaware limited liability company (“Meteora Capital”) with respect to the Class A Common Stock, $0.0001 par value per share held by certain funds and managed accounts to which Meteora Capital serves as investment manager (collectively, the “Meteora Funds”); and (ii) Vik Mittal, who serves as the Managing Member of Meteora Capital, with respect to the Common Stock held by the Meteora Funds. The address of the principal business office for each of the Reporting Persons is: 1200 N Federal Hwy, #200, Boca Raton FL 33432. Note that the percentage reported appears to be based on 73,051 shares out of the 386,924 shares of the Company’s Class A common stock (93,524 shares of redeemable Class A common stock together with the 293,400 shares of non-redeemable Class A common stock))

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at (917) 764-4996 to inform us of his or her request; or
●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

LAUREL HILL ADVISORY GROUP, LLC

2 ROBBINS LANE, SUITE 201

JERICHO, NY 11753

855-414-2266

EMAIL: PHP@LAURELHILL.COM

You may also obtain these documents by requesting them from the Company at:

PHP VENTURES ACQUISITION CORP.

10 EAST 53RD ST., SUITE 3001

NEW YORK, NY 10022

(917) 764-4996

If you are a stockholder of the Company and would like to request documents, please do so by January 13, 2026, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THE PROPOSED

FOURTH AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PHP VENTURES ACQUISITION CORP.

FOURTH AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PHP VENTURES ACQUISITION CORP.

[●], 2026

PHP Ventures Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.	The name of the Corporation is “PHP Ventures Acquisition Corp.” The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 13, 2021 (the “Original Certificate”).
2.	The Amended and Restated Certificate of Incorporation, which both restates and amends the provisions of the Original Certificate, was duly adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”) and filed with Secretary of State of the State of Delaware on August 12, 2021 (the “Amended and Restated Certificate”).
3.	The First Amendment to the Amended and Restated Certificate of Incorporation (the “First Amendment”), was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL and filed with Secretary of State of the State of Delaware on March 22, 2023.
4.	The Second Amendment to the Amended and Restated Certificate of Incorporation (the “Second Amendment”), was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL and filed with Secretary of State of the State of Delaware on August 15, 2023.
5.	The Third Amendment to the Amended and Restated Certificate of Incorporation (the “Third Amendment”), was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL and filed with Secretary of State of the State of Delaware on August 29, 2024.
6.	This Fourth Amendment to the Amended and Restated Certificate of Incorporation (the “Fourth Amendment” and together with the Amended and Restated Certificate of Incorporation as amended by the First Amendment, the Second Amendment, the Third Amendment, and this Fourth Amendment, collectively, this “Certificate”), was duly adopted in accordance with Sections 228, 242 and 245 of the DGCL on [—], 2026.
7.	Notwithstanding the termination date of August 16, 2025, the stockholders of the Company elected to amend the Certificate by this Fourth Amendment at the Special Meeting held on [—], 2026 in accordance herewith, to be effective as of [—]].
8.	The following Section 9.1(b) is hereby amended and restated in its entirety as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 4, 2021, as amended and as effective as of August 11, 2021 (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of:

(i)	the completion of the initial Business Combination;

(ii)	the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Termination Date, as defined below (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”);
(iii)	the redemption of shares in connection with a stockholder vote to amend any provisions of this Certificate:

a.	to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or,
b.	with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7).

Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In each case, the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into units. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.

(iv)	In accordance with above, the Company hereby memorializes the extensions as follows:

a.	Given a Business Combination was not consummated within the initial 12-month period following the closing of the IPO, upon the request of the Sponsor, the Company was able to extend such period by two extensions of three months, 6 months in the aggregate, by depositing $575,000 into the Trust Account no later than the 12-month anniversary of the IPO for the first extension and the 15-month anniversary of the IPO for the second extension, as applicable, in exchange for which they will receive promissory notes. In accordance therewith, on August 5, 2022, the Company extended the date by which the Company had to consummate a business combination from August 16, 2022 to November 16, 2022 (the “First Extension Period”), and on November 7, 2022, the Company extended the date by which the Company had to consummate a business combination from November 16, 2022 to February 16, 2023 (the “Second Extension Period”). In connection with such extensions, the Sponsor deposited an aggregate of $575,000 for each extension (representing $0.10 per public share) into the Trust Account on August 15, 2022, and November 7, 2022.

b.	The Company was then able to extend by up to an additional six (6) one-month extensions at a price of $0.0525 per share per month, for up to a maximum of six months in the aggregate for all of the 1-month extensions, allowing the Company to extend the date by which the Company had to consummate a business combination from February 16, 2023 to August 16, 2023 (the “Third Extension Period”).
c.	The Company was then able to further extend by up to an additional twelve (12) one-month extensions from August 16, 2023 to August 16, 2024 (the “Fourth Extension Period”) at a price of the lesser of (x) $40,000 or (y) $0.04 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extension, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension the lesser of (x) $40,000 or (y) $0.04 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination. The Company caused $34,645.56 to be deposited into the Company’s trust account for each such extension within the Fourth Extension Period.
d.	The Company was then able to further extend by up to an additional twelve (12) one-month extensions from August 16, 2024 to August 16, 2025 (the “Fifth Extension Period”) at a price of $0.05 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extension, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension $0.05 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination. The Company caused $57,248.4 to be deposited into the Company’s trust account for each such extension within the Fifth Extension Period.
e.	Provided that the Corporation has not consummated an initial Business Combination, the Board may elect to further extend the time to consummate an initial Business Combination for a sixth extension period of up to an additional sixteen (16), one-month extensions to December 31, 2026 (the “Termination Date”), provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit, by the applicable Deadline Date in effect prior to such extension, into the Trust Account $0.05 per share for each Offering Share outstanding as of three Business Days prior to such Deadline Date for each such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination.

IN WITNESS WHEREOF, PHP Ventures Acquisition Corp. has caused this Certificate to be duly executed and acknowledged in its name and on its behalf by an authorized officer as of the date first set forth above.

By:	/s/
Name:	Marcus Choo Yeow Ngoh
Title:	Chief Executive Officer

ANNEX B

FORM OF AMENDMENT NO. 4 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

AMENDMENT NO. 4 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 4 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2026, by and between PHP Ventures Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee” and together with the Company, the “Parties”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on August 16, 2021, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-half of one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A Common Stock of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $57,500,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of shares of Class A Common Stock included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of August 16, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, as of December 30, 2022, the Parties entered into Amendment No. 1 to the Investment Management Trust Agreement, which (i) extended the date before which the Company must complete a business combination from February 16, 2023 to August 16, 2023 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) and (ii) extended the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 16, 2023 to August 16, 2023 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) (the “First Amendment”);

WHEREAS, as of August 15, 2023, the Parties entered into Amendment No. 2 to the Investment Management Trust Agreement, which (i) extended the date before which the Company must complete a business combination from August 16, 2023 to August 16, 2024 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) and (ii) extended the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from August 16, 2023 to August 16, 2024 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) (the “Second Amendment” and together with the Original Agreement and the First Amendment, collectively, the “Amended Agreement”);

WHEREAS, as of August 29, 2024, the Parties entered into Amendment No. 3 to the Investment Management Trust Agreement, which (i) extended the date before which the Company must complete a business combination from August 16, 2024 to August 16, 2025 (or such earlier date after August 16, 2023 as determined by the Company’s board of directors) and (ii) extended the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from August 16, 2024 to August 16, 2025 (or such earlier date after August 16, 2024 as determined by the Company’s board of directors) (the “Third Amendment” and together with the Original Agreement, First Amendment and the Second Amendment, collectively, the “Amended Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Class A Common Stock and holders of its Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), at a Special Meeting held on [—], 2025 to: (i) extend the date before which the Company must complete a business combination from August 16, 2025 to August 16, 2026 (or such earlier date after August 16, 2025 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from August 16, 2025 to August 16, 2026 (or such earlier date after August 16, 2025 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding shares of Class A Common Stock and Class B Common Stock, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the Parties desire to amend the Amended Agreement to, among other things, reflect amendments to the Amended Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to Trust Agreement.

1.1. The following recital is hereby amended and restated to read in its entirety as follows:

WHEREAS, if a Business Combination (as defined herein) is not consummated within the initial 12-month period following the closing of the Offering, upon the request of the Company’s sponsor (the “Sponsor”), the Company may extend such period by: (a) two extensions of three months, 6 months in the aggregate, by depositing $575,000 per Extension into the Trust Account no later than the 12-month anniversary of the Offering for the first Extension and the 15-month anniversary of the Offering for the second Extension (each, an “Applicable Deadline”), as applicable, in exchange for which they will receive promissory notes; (b) then further up to an additional six (6) one-month extensions at a price of $0.0525 per share per month, for up to a maximum of six months in the aggregate for all of the 1-month extensions; (c) then further up to an additional twelve (12) one-month extensions at a price of the lesser of (x) $40,000 or (y) $0.04 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extension, subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension the lesser of (x) $40,000 or (y) $0.04 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination; (d) then further up to an additional twelve (12) one-month extensions at a price of $0.05 per share per month, for up to a maximum of twelve months in the aggregate for all of the 1-month extensions; and (e) then further up to an additional sixteen (16) one-month extensions as a price of $0.05 per share per month, for up to a maximum of twelve months in the aggregate for all the 1-month extensions (resulting in fifty-two and a half months in the aggregate for all of the extensions and sixty-four and a half months from the Offering), subject to the Sponsor or its affiliates or permitted designees depositing into the Trust Account no later than the last day of the previous extension $0.05 per share for each share of the Company’s Class A Common Stock that was included in the Units issued in the Offering and that remains outstanding as of the date that is five business days prior to the end of the previous extension, in exchange for which the Sponsor will receive a non-interest bearing, unsecured promissory note for each extension payable upon consummation of a Business Combination;

1.2 The following Section 1(i) is hereby amended and restated to read in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes, only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (i) 64.5 months after the closing of the offering or (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until sixteen (16) months following the date the Property has been distributed to the Public Stockholders;

1.3 The following last sentence of Exhibit B of the Original Agreement is here by amended and restated to read in its entirety as follows:

(1)	64.5 months from the closing of the Offering or at a later date, if extended.

Signatures on following page.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

PHP VENTURES ACQUISITION CORP.

By:
Name:	Marcus Choo Yeow Ngoh
Title:	Chief Executive Officer

202903 PHP Ventures Acquisition Corp Proxy Card Rev2 - Front

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

2026

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PHP VENTURES ACQUISITION CORP.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 13, 2026.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

Please mark your votes like this **X**

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**________**2026.**

Note: Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

202903 PHP Ventures Acquisition Corp Proxy Card Rev2 - Back

2026

To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/phpventuresacquisition/2026

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PHP VENTURES ACQUISITION CORP.

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated December 31, 2025 and Proxy Statement, dated December 31, 2025 in connection with the special meeting to be held at 9 a.m. Eastern Time on January 14, 2026 as a virtual meeting (the “Special Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Marcus Choo Yeow Ngoh and Garry Richard Stein (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all shares of common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on the other side)